AMENDMENT TO LOAN AGREEMENT AND GUARANTY


     This Amendment to Loan Agreement and Guaranty (this "Amendment"), dated as of September 29, 1998, is made by and among KRANZCO REALTY TRUST, a Maryland real estate investment trust (the "Guarantor"); each of the entities named on Schedule I hereto, collectively, as borrowers (the "Borrowers"); SALOMON BROTHERS REALTY CORP., a New York corporation, as agent and lender (the "Agent"); and LASALLE NATIONAL BANK, a New York corporation, as collateral agent for the Agent (the "Collateral Agent").

                              R E C I T A L S:

     The Borrowers, the Agent and the Collateral Agent are party to a Loan Agreement, dated as of February 26, 1997 (as it may hereafter be amended, supplemented or otherwise modified, the "Loan Agreement"), pursuant to which the Agent agreed, subject to the terms and conditions set forth in the Loan Agreement, to make a loan to the Borrowers as provided in the Loan Agreement. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement, as amended hereby.

     The parties wish to, among other things, modify the Loan Agreement and the Guaranty to increase the maximum Loan Amount to $100,000.000.

     As a condition to the Agent entering into the Loan Agreement, the Guarantor delivered the Unlimited Guaranty of Payment, dated as of February 26, 1997 (as it may hereafter be amended, supplemented or otherwise modified, the "Guaranty") unconditionally and irrevocably guaranteeing payment of the Loan.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, effective as of the date hereof:

     Section 1. Maximum Loan Amount. The definition of "Loan Amount" in the first recital to the Loan Agreement is hereby amended by the deletion of "$50,000,000" in the third line of such Recital and the insertion in its place of $100,000,000. It is understood and agreed that a "commitment fee" is not due and payable in connection with the increase in the maximum Loan Amount.

     Section 2. Origination Fee. The definition of "Origination Fee" is hereby amended by the deletion of "1.50%" in the first line of such definition and the insertion in its place of "1.00%."

     Section 3. Maturity Date. The definitions of "Original Maturity Date" and "Extended Maturity Date" set forth in Section 2.17 of the Loan Agreement are hereby amended by the deletion of "March, 1999" and "March, 2000" in the second and third lines of such Section and the insertion in their place of "July, 2000" and "July, 2001," respectively.

     Section 4. Debt Service Coverage Test. The definition of "Debt Service Coverage Test" is hereby amended by the deletion of "1.50" in the second line of such definition and the insertion in its place of "1.30."

     Section 5. Market Constant. The definition of "Market Constant" is hereby amended by the deletion of "10%" in the second line of such definition and the insertion in its place of "9.5%" and the deletion of "220" in the third line of such definition and the insertion in its place of "200."

     Section 6. Guaranty. Section 10(a) of the Guaranty is hereby deleted in its entirety and the following sentence is substituted in its place: "The equity of the Guarantor as reflected in the most recent annual report or quarterly report filed with the Securities and Exchange Commission ("SEC") (any such report, a "Financial Report") shall not be less than $175,000,000."

     Section 7.     Covenants, Representations and Warranties of the
Borrowers.

          7.1. Each of the Borrowers and the Guarantor hereby reaffirms all terms and covenants made in the Loan Documents executed by it as amended hereby.

          7.2. Each of the Borrowers and the Guarantor hereby represents and warrants to the Agent that (a) this Amendment constitutes the legal, valid and binding obligation of the Borrowers and the Guarantor, enforceable against the Borrowers and the Guarantor in accordance with its terms, and (b) the execution and delivery by the Borrowers and the Guarantor of this Amendment has been duly authorized by all requisite limited partnership or corporate, as applicable, action on the part of each of the Borrowers and the Guarantor and will not violate any provision of the organizational documents of any of the Borrowers.

          7.3. Each of the Borrowers and the Guarantor hereby represents and warrants to the Agent that, as of the date hereof, to the best of such Person's knowledge, no Event of Default has occurred and is continuing, and that no Event of Default will occur as a result of the execution, delivery and performance by the Borrowers and the Guarantor of this Amendment.

          7.4. Each of the Borrowers and the Guarantor hereby agree that a breach of any of the representations and warranties made herein shall constitute an Event of Default under Section 7.1 of the Loan Agreement, subject to the notice and cure provisions provided therein.

     Section 8.     Effect Upon Loan Documents.

          8.1. Except as specifically set forth herein, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The provisions of this Amendment shall be subject to the provisions of
Section 8.24 of the Loan Agreement, which provisions are incorporated by reference as if herein set forth in full. All references to the "Loan Agreement" in the Loan Documents shall mean and refer to the Loan Agreement as modified and amended hereby.

          8.2. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent under the Loan Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

     Section 9. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED, INTERPRETED AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES.

     Section 10. Counterparts. This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement.

                   [REST OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                              AGENT:

                              SALOMON BROTHERS REALTY CORP.,
                              a New York corporation


                              By:/s/ Mary Anne Merola
                                 ________________________
                                Name:      Mary Anne Merola
                                Title:     Authorized Agent



                              BORROWERS:

                              KR BRADFORD MALL, L.P.,
                              a Pennsylvania limited partnership

                                 By:     KR BRADFORD MALL, INC.,
                                    a Pennsylvania corporation, general
                                    partner

                                 By:/s/ Robert H. Dennis
                                   -----------------------------
                                    Name:  Robert H. Dennis
                                    Title:   Vice President


                              KR BARN, L.P.,
                              a Pennsylvania limited partnership

                                 By:     KR BARN, INC.,
                                    a Pennsylvania corporation, general
                                    partner

                                 By:/s/ Robert H. Dennis
                                   -----------------------------
                                    Name:  Robert H. Dennis
                                    Title:   Vice President


                              KR VALLEY FORGE, L.P.,
                              a Pennsylvania limited partnership

                                 By:     KR VALLEY FORGE, INC.,
                                    a Pennsylvania corporation, general
                                    partner

                                 By:/s/ Robert H. Dennis
                                   -----------------------------
                                    Name:  Robert H. Dennis
                                    Title:   Vice President



                              KR DEVELOPMENT, L.P.,
                              a Pennsylvania limited partnership

                                 By:     KR DEVELOPMENT, INC.,
                                    a Pennsylvania corporation, general
                                    partner

                                 By:/s/ Robert H. Dennis
                                   -----------------------------
                                    Name:  Robert H. Dennis
                                    Title:   Vice President

                              LILAC NEW YORK CORP.,
                              a New York corporation
                              KR PARKWAY PLAZA 1, CORP.,
                              a Connecticut corporation
                              KR WAMPANOAG, INC.,
                              a Rhode Island corporation
                              KR BROOKHAVEN, INC.,
                              a Mississippi corporation
                              KR MORGANTON, INC.,
                              a North Carolina corporation
                              KR HARRODSBURG, INC.,
                              a Kentucky corporation
                              KRT UNION CORP.,
                              a Delaware corporation
                              KRANZCO RAYNHAM, INC.,
                              a Massachusetts corporation
                              KR MINNETONKA, INC.,
                              a Minnesota corporation
                              KR ROSEVILLE INC.,
                              a Minnesota corporation
                              KR TUCSON, INC.,
                              an Arizona corporation
                              KR BAINBRIDGE, INC.,
                              a Georgia corporation
                              KR TOWER PLAZA, INC.
                              a Georgia corporation
                              KR LIVONIA, INC.,
                              a Georgia corporation

                                 By:/s/ Robert H. Dennis
                                   -----------------------------
                                    Name:  Robert H. Dennis
                                    Title:   Vice President of each of the
                                             aforementioned corporations

                              GUARANTOR:

                              KRANZCO REALTY TRUST, a Maryland real estate investment trust


                              By:/s/ Robert H. Dennis
                                    -----------------------------
                                  Name:   Robert H. Dennis
                                  Title:  Vice President



                              COLLATERAL AGENT:

                              LASALLE NATIONAL BANK, a New York
                              corporation

                              By:___________________________________
                                  Name:
                                  Title:

                                                                   Schedule 1


                                  BORROWERS


KR BRADFORD MALL, L.P., a Pennsylvania limited partnership
KR BARN, L.P., a Pennsylvania limited partnership
KR VALLEY FORGE, L.P., a Pennsylvania limited partnership
KR DEVELOPMENT, L.P., a Pennsylvania limited partnership
LILAC NEW YORK CORP., a New York corporation
KR PARKWAY PLAZA I, CORP., a Connecticut corporation
KR WAMPANOAG, INC., a Rhode Island corporation
KR BROOKHAVEN, INC., a Mississippi corporation
KR MORGANTON, INC., a North Carolina corporation
KR HARRODSBURG, INC., a Kentucky corporation
KRT UNION CORP., a Delaware corporation
KRANZCO RAYNHAM, INC., a Massachusetts corporation
KR MINNETONKA, INC., a Minnesota corporation
KR ROSEVILLE INC., a Minnesota corporation
KR TUCSON, INC., an Arizona corporation
KR BAINBRIDGE, INC., a Georgia corporation
KR TOWER PLAZA, INC., a Georgia corporation
KR LIVONIA, INC., a Pennsylvania corporation